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                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549
                             --------------


                                FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 5, 2001
                                                           ------------



                        SOUTHWESTERN ENERGY COMPANY
           (Exact name of registrant as specified in its charter)



               Arkansas             1 - 8246         71-0205415
      (State of incorporation     (Commission      (I.R.S. Employer
         or organization)          File Number)    Identification No.)


          2350 N. Sam Houston Pkwy. E., Suite 300, Houston, Texas 77032 (Address of principal executive offices, including zip code)


                             (281) 618-4700
           (Registrant's telephone number, including area code)


                                 No Change
     (Former name, former address and former fiscal year; if changed since last report)

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                                      -1-

Item 5.

Other Events

        The Registrant recently settled litigation in a case filed in a state court in Franklin County, Arkansas in 1996 against the Registrant and two of its subsidiaries related to overriding royalty interests on certain Arkansas oil and gas properties. In a Form 8-K filed in July 1996, the Registrant disclosed the lawsuit and that the plaintiff was seeking "several million" dollars in damages for failure to attach overrides dating back to 1939 to certain gas producing properties. The plaintiff subsequently expanded its claim alleging the underpayment of overriding royalties arising from contractual arrangements for the purchase and sale of natural gas between subsidiaries of the Registrant dating back to 1978.

        This matter went to a non-jury trial as to the issue of liability in January 2000. The court in this matter issued Findings of Fact and Conclusions of Law that found no fraud was committed and that any overriding royalty interests subject to the plaintiff's claim for additional overriding royalties accrued after March 1, 1990. All claims prior to March 1, 1990 were barred by the statute of limitations. The damages phase of the trial was scheduled for June 2001 and the Registrant recently settled all outstanding issues in the case through mediation. The Registrant will record a $2.0 million charge in the second quarter of 2001 related to the settlement. Also, in connection with the settlement, the Registrant purchased the plaintiff's overriding royalty interest in a group of the Registrant's Arkansas gas producing properties.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  SOUTHWESTERN ENERGY COMPANY
                                                 -----------------------------
                                                           Registrant



DATE:    July 5, 2001                         BY:     /s/ GREG D. KERLEY
     ----------------------                      -----------------------------
                                                        Greg D. Kerley
                                                   Executive Vice President
                                                  and Chief Financial Officer

                                      - 2 -

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Southwestern Energy Company
P.O. Box 1408
Fayetteville, AR 72702-1408



July 5, 2001



Securities and Exchange Commission
ATTN: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC  20549-1004

Gentlemen:

Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of Southwestern Energy Company is Form 8-K dated July 5, 2001.

This filing is being effected by direct transmission to the Commission's EDGAR System.

Very truly yours,

Stan Wilson
Controller